                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                [AMENDMENT NO. ]


                           FILED BY THE REGISTRANT /X/
                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           CHECK THE APPROPRIATE BOX:

                         / / PRELIMINARY PROXY STATEMENT

     / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                   14a-6(e)(2)

                         /X/ DEFINITIVE PROXY STATEMENT

                       / / DEFINITIVE ADDITIONAL MATERIALS

          / / SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(c) OR
                               SECTION 240.14a-12

                                 ORBIT/FR, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(s) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              /X/ NO FEE REQUIRED.

  / / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------


      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------


      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------


      5)    Total fee paid.

            --------------------------------------------------------------


/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:____________________________________

      2)    Form Schedule or Registration Statement No.:_______________

      3)    Filing Party:______________________

      4)    Date Filed:________________________

                                 ORBIT/FR, INC.
                               506 Prudential Road
                           Horsham, Pennsylvania 19044





DEAR STOCKHOLDER:

         You are cordially invited to attend the annual meeting of stockholders ("Annual Meeting") of Orbit/FR, Inc. (the "Company") to be held on Thursday June 6, 2002 at 10:00 AM., local time, at the MARRIOT COURTYARD, 2350 EASTON ROAD, WILLOW GROVE, PA 19090.

         The proposals for the Annual Meeting relate to (i) the election of five
(5) directors and (ii) the ratification of the Board of Directors' appointment of Hoberman, Miller, Goldstein & Lesser, PC, independent auditors for the Company for the fiscal year ending December 31, 2002. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 accompanies this Proxy Statement.

         We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                   Sincerely,


                                   /s/ Ze'ev Stein
                                   ---------------
                                   Ze'ev Stein
                                   Chairman of the Board of Directors







April 30, 2002

                                 ORBIT/FR, INC.

                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2002

To the Stockholders of
Orbit/FR, Inc.:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Orbit/FR, Inc. (the "Company") will be held at the Marriot Courtyard, 2350 Easton Road, Willow Grove, PA 19090 on Thursday, June 6, 2002 at 10:00 AM., local time, for the following purposes:

         1.       To elect five (5) directors for the ensuing year;
         2. To ratify the selection of Hoberman, Miller, Goldstein & Lesser, PC as the Company's independent auditors for the year ending December 31, 2002; and
         3. To transact any other business as may properly be brought before the Annual Meeting.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

         The Board of Directors has fixed the close of business on April 25, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock (the "Common Stock") at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

         Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Annual Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 is enclosed herewith.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, all holders of shares of the Company's Common Stock are urged to complete and sign the enclosed proxy, and return it promptly to the Company. At any time prior to their being voted, proxies are revocable by delivering written notice to the Company in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors



                                          /s/ Irene Honeycutt
                                          -------------------
                                          Irene Honeycutt
                                          Secretary
April 30, 2002
Horsham, Pennsylvania

                                 ORBIT/FR, INC.

                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2002


                                 PROXY STATEMENT

         This Proxy Statement (the "Proxy Statement") has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Orbit/FR, Inc. (the "Company") of proxies (each a "Proxy" and collectively, the "Proxies") in the enclosed form for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday June 6, 2002, at 2:00 PM., local time, at the Marriot Courtyard, 2350 Easton Road, Willow Grove, PA 19090 and any adjournment(s) or postponement(s) thereof.

                       VOTING AND REVOCABILITY OF PROXIES

         Stockholders of record as of the close of business on April 25, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, 6,084,973 shares of common stock, par value $.01 per share of the Company (the "Common Stock") were outstanding and entitled to one vote each. Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder submitting a Proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it delivered to the Secretary of the Company or by attending and voting at the Annual Meeting in person.

         Shares represented by properly executed Proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1-Election of Directors," and for the ratification of accountants identified below under "Proposal No. 2-Appointment of Accountants." The persons named as proxies are either officers or directors of the Company.

         The presence, in person or by Proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Annual Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of directors. For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock present, in person or by Proxy, at the Annual Meeting is required. If any other matter should be presented at the Annual Meeting upon which it is proper to take a vote, shares represented by all Proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

         This Proxy Statement and the accompanying materials were first sent to the stockholders on or about May 3, 2002.

                             ADDITIONAL INFORMATION

         The Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including any amendments thereto, and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Requests for such documents should be addressed to Irene Honeycutt, Investor Relations, Orbit/FR, Inc., 506 Prudential Road, Horsham, Pennsylvania 19044, telephone number (215) 674-5100.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 30, 2002 certain information with regard to beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer (as defined below) individually, and (iii) all executive officers and directors of the Company as a group:

                                                   TOTAL NUMBER OF SHARES                         PERCENTAGE OF CLASS OF
NAME AND ADDRESS OF                                    OF COMMON STOCK                                 COMMON STOCK
BENEFICIAL OWNER                                    BENEFICIALLY OWNED(1)                          BENEFICIALLY OWNED(1)
----------------                                    ---------------------                          ---------------------
Orbit-Alchut Technologies, Ltd. (2)                         3,700,000                                           60.8%
P.O.  Box 3171
Industrial Zone
Netanya 42131 Israel

Ze'ev Stein (3)                                             3,718,000                                           61.1%
P.O. Box 3171
Industrial Zone
Netanya 42131
Israel

Uri Jenach (4)                                                 15,000                                            *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Doron Ginat (5)                                                 6,000                                            *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Gurion Meltzer (6)                                                 --                                            *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Shimon Alon (7)                                                    --                                            *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Israel Adan (8)                                                    --                                            *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

David Bernstein (9)                                                --                                            *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044

Mark Bates (10)                                                13,250                                            *
Orbit/FR, Inc.

506 Prudential Road
Horsham, Pennsylvania  19044

Dave Lubbe (11)                                                 3,500                                            *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044

Moshe Pinkasy (12)                                             51,000                                            *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044

Gabriel Sanchez (13)                                           20,000                                            *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044


All executive officers and directors                        3,844,250                                           63.2%
as a group (12 persons) (14)

* Less than 1% of the outstanding Common Stock.

   (1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "SEC"). Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this Proxy Statement. Beneficial ownership may be disclaimed as to certain of the securities.

   (2) Represents shares beneficially owned after the Company's initial public offering effective June 17, 1997.

   (3) Represents 3,700,000 shares held by Alchut. Mr. Stein is a director and 53% beneficial stockholder of Alchut. Also includes 18,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Stein, which options became exercisable prior to the date of this Proxy Statement. Does not include 12,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Stein, which options become exercisable in five cumulative installments commencing 12 months after the dates of the original grants, which options are not exercisable within 60 days of the date of this proxy statement.

   (4) Represents 15,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Jenach, which options became exercisable prior to the date of this Proxy Statement. Does not include 15,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Jenach upon his appointment to the Board of Directors of ORBIT/FR Engineering, LTD, which options become exercisable in four cumulative annual installments commencing 24 months after the date of original grant, which options are not exercisable within 60 days of the date of this Proxy Statement.

   (5) Represents 6,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ginat, which options became exercisable prior to the date of this Proxy Statement. Does not include 24,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ginat, which options become exercisable in four cumulative installments commencing 24 months after the dates of the original grants, which options are not exercisable within 60 days of the date of this proxy statement.

   (6) Does not include 30,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Meltzer, which options become exercisable in five cumulative annual installments commencing 12 months after the date of original grant which options are not exercisable within 60 days of the date of this Proxy Statement.

   (7) Represents 30,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Alon, which options became exercisable prior to the date of this Proxy Statement Mr. Alon resigned his position on the Board of Directors on April 1, 2002.

   (8) Does not include 60,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Adan, which options become exercisable in three cumulative annual installments commencing 12 months after the date of original grant which options are not exercisable within 60 days of the date of this Proxy Statement.

   (9) Mr. Berrnstein terminated his employment with the Company effective October 10, 2001.

   (10) Includes 11,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Bates, which options became exercisable prior to the date of this Proxy Statement. Includes 1,750 shares of Common Stock exercisable within 60 days of the date if this Proxy Statement. Does not include 16,750 shares of Common Stock issuable upon the exercise of options granted to Mr. Bates, which options become exercisable in four cumulative installments commencing 24 months after the dates of the original grants, which options are not exercisable within 60 days of the date of this proxy statement.

   (11) Includes 3,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Lubbe, which options became exercisable prior to the date of this Proxy Statement. Does not include 21,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Lubbe, which options become exercisable in four cumulative installments commencing 24 months after the dates of the original grants, which options are not exercisable within 60 days of the date of this proxy statement.

   (12) Includes 38,250 shares of Common Stock issuable upon the exercise of options granted to Mr. Pinkasy, which options became exercisable prior to the date of this Proxy Statement. Also includes 12,750 shares of Common Stock exercisable within 60 days of the date if this Proxy Statement.

   (13) Includes 15,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Sanchez, which options became exercisable prior to the date of this Proxy Statement. Also includes 5,000 shares of Common Stock exercisable within 60 days of the date if this Proxy Statement. Does not include 2,800 shares of Common Stock issuable upon the exercise of options granted to Mr. Sanchez, which options become exercisable in four cumulative installments commencing 24 months after the dates of the original grants, which options are not exercisable within 60 days of the date of this proxy statement.

   (14) Includes the information contained in the notes above, as applicable. Includes 13,750 shares of Common Stock issuable upon the exercise of options granted to certain other executive officers, which options became exercisable prior to the date of this Proxy Statement. Also includes 3,750 shares of Common Stock exercisable within 60 days of the date if this Proxy Statement. Does not include 17,500 shares of Common Stock issuable upon the exercise of options granted to certain other executive officer, which options become exercisable in four cumulative annual installments commencing 24 months after the dates pf original grant.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Five (5) directors are to be elected at the Annual Meeting, each to serve until the next annual meeting and until his successor shall have been elected and qualified. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the Proxy card will have discretionary authority to vote pursuant to the Proxy for a substitute.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.


     The following table sets forth the name, age and principal occupation of each director, including the nominees.

                                                      DIRECTOR
NAME                                            AGE     SINCE        PRINCIPAL OCCUPATION
----                                            ---     -----        --------------------
Ze'ev Stein                                     49      1996         Chairman of the Board of Directors of the Company

Uri Jenach                                      49      1999         General Manager of SophistiPak Ltd., Netanya, Israel.
Doron Ginat                                     34      2001         General Manager of Netivey Gemel Ltd., Israel
Gurion Meltzer                                  72      2002         Vice Chairman of the Board of Directors of the Company
Reuven Fattal                                   53      2000         President and Chief Executive Officer, Alchut.
Shimon Alon                                     50      1997         Chief Executive Officer of Precise Software Ltd.
Dan Goffer                                      46      2002         Managing partner of Goffer, Guilman & Co., CPAs.


      ZE'EV STEIN has served as a director of the Company and its predecessor since March 1996 and began serving as Chairman of the Board of Directors in October 1998. Since July 1994, Mr. Stein has served as a Director of Alchut and since September 1996, Mr. Stein has also served as the Vice-President of Operations of Alchut. From 1991 to 1996, Mr. Stein was the General Manager of Stein Special Art, Ltd., located in Ra'anana, Israel.

      URI JENACH was named a director in November 1999, and has served as the General Manager of SophistiPak LTD, an engineering and packaging consulting company since 1993. Mr. Jenach has served as a Director of ORBIT/FR, Engineering, Ltd., a subsidiary of the Company since 1996. Mr. Jenach also serves as a Director of Orbit Avionics, Ltd.

      DORON GINAT has served as the General Manager of Netivey Gemel Ltd. since December 2000. From 1997 to December 2000 Mr. Ginat was the General Manager of the Pension & Insurance Fund of the Construction Workers. Prior to 1997 Mr. Ginat was an Economic Advisor of the General Manager of the Israeli Ministry of Infrastructure, along with serving in the Israeli Military.

      GURION MELTZER has served as the Vice Chairman of the Board of directors since July of 2001. In addition, he currently sits on the boards of directors of Orbit Advanced Technologies, LTD., the Company's parent company, along with Clal Industries, Neviot, and Zur Sha Mir. Mr. Meltzer was Chairman of the Board of Bezek from 1995 to 1997.

      REUVEN FATTAL was named director in May 2000, and has served as President and Chief Executive Officer of Alchut since 1997. From 1994 to 1997, Mr. Fattal served as General Manager of Comverse, Inc.'s Efrat's audio-disk division. Prior to 1994 Mr. Fattal served in various roles with the Israeli Defense Forces. Mr. Fattal resigned from the Board effective July 23, 2001.

      SHIMON ALON was named a director in June 1997, and has served as President and Chief Executive Officer of Precise Software Ltd., a private company in Braintree, Massachusetts since October 1997, which provides tools that link the production support and application development processes. From 1982 to 1997, Mr. Alon served with Scitex Corporation Ltd. in Herzlia, Israel in various capacities, including President of Scitex America Corp. in Bedford, Massachusetts which sells and supports products used in graphic arts and digital printing. Mr. Alon resigned from the Board effective April 1, 2002.

      DAN GOFFER is the managing partner of Goffer, Guilman & Co., CPAs of Tel Aviv, Israel. Mr. Goffer specializes in analytical auditing and computer consulting implementations.


BOARD OF DIRECTORS

         The Board of Directors met three times during the last fiscal year. There was one incumbent, Shomon Alon, who, during the last full fiscal year, attended in person or by phone fewer than 75% of the meetings of the Board of Directors.

      The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than thirteen members, the exact number to be fixed and determined from time to time by the Board. The Company's whole Board of Directors consists of five (5) directors. As a result of the resignation of Mr. Alon, there is currently one vacant seat on the Board of Directors.

COMMITTEES OF THE BOARD

      The Board of Directors has maintained a Compensation Committee and an Audit Committee since 1997. The current members of the Compensation Committee and Audit Committee were appointed by the Company's Board of Directors in May 2001.

      The Compensation Committee of the Board of Directors, subject to the approval of the Board of Directors, determines the compensation of the Company's executive officers and oversees the administration of executive compensation programs. During 2000, the Compensation Committee met once and was composed of Mr. Alon, Uri Jenach, Mr. Ginat and Mr. Stein. Mr. Alon, Mr. Ginat, and Mr. Jenach were independent, nonemployee directors. There was no member of the Compensation Committee who, during the last fiscal year attended in person or by phone fewer than 75% of the meetings of the Compensation Committee.

      The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit, the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the Company's accounting systems and controls. During 2001, the Audit Committee met four times and was composed of Mr. Alon, Mr. Stein, Mr. Jenach, and Mr Ginat. Mr. Alon, Mr. Jenach, and Mr. Ginat were independent, nonemployee directors. Representatives of the Company's independent auditing firm, Ernst & Young LLP, "Ernst & Young," met with the Audit Committee at the end of each quarter and reviewed and discussed their examinations of the Company's financial statements for the year ended December 31, 2001. There was one member of the Audit Committee, Mr. Alon, who, during the last fiscal year, attended in person or by phone, fewer than 75% of the meetings of the Audit Committee. Upon his ellection to the Board, Dan Goffer will bbecome the chairman of the audit committee. The Board has adopted a written Audit Committee charter which is included in the appendix to this Proxy statement.

COMPENSATION OF DIRECTORS

      Directors not receiving compensation as an officer or employee of the Company receive $5,000 per year plus stock options upon being named a director. In May 2001 the Board approved a compensation program whereby Directors receive up to $500 per meeting. All Director's options will vest in five cumulative annual increments commencing 12 months after the date of grant. Mr. Jenach, Mr. Alon, Mr. Ginat and Mr. Fattal earned fees totaling $10,500, $5,000, $10,500 and $2,500 respectively for serving on the Company's Board of Directors.

COMPENSATION PHILOSOPHY AND POLICY

         Our compensation program generally is designed to motivate and reward our executive officers and other personnel responsible for attaining financial objectives that will contribute to the overall goal of enhancing stockholder value. In administering the program, the Compensation Committee assesses the performance of our business and our employees relative to those objectives. Our compensation program generally provides incentives to achieve annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options. These elements generally are blended in order to provide compensation packages which provide competitive pay, reward the achievement of financial objectives and align the interests of our executive officers and other high level personnel with those of our stockholders.

         BASE SALARY. In setting base salaries for officers and employees, we consider the experience of the individual, the scope and complexity of the position, our size and growth rate, profitability, and the compensation paid by our competitors.

         BONUSES. An incentive plan for all executives was established by the Compensation Committee of the Board of Directors for the year 2001. It is meant to incent executives for attaining predetermined profit levels for both individual business units and for the Company overall. The plan is calculated annually after year end results are audited and executives must be employed by the Company on December 31st.

         STOCK AWARDS. To promote our long-term objectives, stock awards are made to directors, officers and employees who are in a position to make a significant contribution to our long-term success. The stock awards are made to directors, employees and consultants pursuant to our 1997 Stock Option Plan, in the form of qualified and nonqualified stock options.

         The Compensation Committee has discretion to determine which employees and consultants will be granted stock options, the number of shares to be optioned and the terms and conditions of such options. The full Board of Directors conducts the administration of the option plan with respect to options granted to directors or to officers subject to section 16 of the Exchange Act. The compensation committee, or the Board of Directors, as applicable, also has discretion to make adjustments to options in the event of a change in control or other corporate event including, without limitation, the discretion to accelerate the vesting of options or waive our repurchase right. Options currently outstanding generally vest over a five year period.

         In selecting recipients and the size of grants, the Compensation Committee considers various factors such as the potential of the recipient, the salary of the recipient and competitive factors affecting our ability to attract and retain employees, prior grants, a comparison of awards made to officers in comparable positions at similar companies and the performance of our business.

         During 2001, Mr. Stein was paid a base salary of $180,000.

         During 2001, Mr. Bates, Mr. Lubbe, and Mr. Sanchez were granted options to purchase 5,000, 5,000, and 2,800 shares of our common stock, respectively. No other option awards were made to other named executive officers during 2001.



                                            Respectfully submitted,


                                            Ze'ev Stein, Chairman
                                            Doron Ginat
                                            Uri Jenach


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2001, we had a Compensation Committee comprised of Mr. Stein, Mr. Jenach, Mr. Alon, and Mr. Ginat, previously described under "Committees of the Board." Mr. Alon, Mr. Jenach, and Mr. Ginat were independent, non employee directors.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

      The Committee discussed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted financial principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and other such matters as are required to be discussed with the Committee under generally accepted auditing standards and matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures received by the Committee required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

      The Committee discussed with the Company the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during the year ended December 31, 2001.

      In reliance of the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's internal auditors.



                                            Respectfully submitted,


                                            Shimon Alon, Chairman
                                            Ze'ev Stein
                                            Uri Jenach
                                            Doron Ginat

March 30, 2001

INDEPENDENT PUBLIC ACCOUNTANTS

         On April 30, 2002, the Board of Directors elected to engage Hoberman, Miller, Goldstein & Lesser, PC ("Hoberman") to serve as the Company's independent accountants for the fiscal year 2002, subject to the stockholder ratification, and to dismiss Ernst & Young in such capacity.

        Ernst & Young LLP's reports on the Company's financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young LLP's report on the Company's financial statements for the year ended December 31, 2001 was filed on April 1, 2002 with the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

        During the years ended December 31, 2001 and 2000 and through the date of this Proxy Statement, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter in their report. There were no "reportable events" as that item is described in Item 304(a)(1)(v) of Regulation S-K.

         During the years ended December 31, 2001 and 2000 and through the date of this Proxy Statement, the Company did not consult Hoberman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                         AUDIT COMMITTEE FEE DISCLOSURES

Set forth below is a discussion of the fees billed to the Company by Ernst & Young LLP for the fiscal year ended December 31, 2001:

Audit Fees

Audit fees billed to the Company by Ernst & Young LLP during our fiscal 2001 for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q totaled $83,450.

Financial Information System Design and Implementation Fees

There were no fees billed to the Company by Ernst & Young LLP during the fiscal year ended December 31, 2001 for information technology services.

All Other Fees

Fees billed to the Company by Ernst & Young LLP during fiscal 2001 for all other non-audit services rendered, including tax related services, totaled $44,250.

The Audit Committee has considered the nature of the above listed services provided by Ernst & Young LLP and determined that such services are compatible with their provision of independent audit services.

                             STOCK PERFORMANCE GRAPH

         The graph below provides an indicator of ORBIT/FR, Inc.'s cumulative stockholder return as compared to the Nasdaq Composite Index. There are no publicly traded companies included in ORBIT/FR, Inc.'s list of direct competitors and we have therefore not included peer group data.

         The graph assumes an initial investment of $100 and reinvestment of dividends.

                           [STOCK PERFORMANCE GRAPH]


                ORFR Inc.      Nasdaq
     Quarter        Index       Index
      Jun 97       100.00      100.00
      Sep 97       234.62      116.89
      Dec 97       165.38      108.90
      Mar 98       107.69      127.29
      Jun 98        69.23      131.39
      Sep 98        23.08      117.46
      Dec 98        25.64      152.05
      Mar 99        17.63      170.69
      Jun 99        24.36      186.27
      Sep 99        22.44      190.43
      Dec 99        28.21      282.19
      Mar 00        46.15      317.10
      Jun 00        33.65      275.03
      Sep 00        25.64      254.69
      Dec 00        14.74      171.32
      Mar 01        12.51      127.61
      Jun 01        15.49      149.82
      Sep 01         8.00      103.93
      Dec 01         7.18      135.25

               EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY


       The following table sets forth certain information regarding the Company's executive officers, and certain key employees.

            NAME                           AGE                           POSITION
-------------------------                  ---         -------------------------------------------------
       Ze'ev Stein                         49          Chairman
       Gurion Meltzer                      72          Vice Chairman
       Israel Adan                         51          President, Chief Executive Officer
       Dave Lubbe                          39          Chief Financial Officer
       John Aubin                          48          Vice President, Chief Technology Officer
       Moshe Pinkasy                       51          Chief Operating Officer, Engineering,
       Marcel Boumans                      43          Managing Director, GmbH
       Gabriel Sanchez                     50          President, AEMI
       Mark Bates                          32          Vice President, Software Development - USA
       Dr. Kevin Flood                     39          Vice President Engineering and Project Management

       Ze'ev Stein has served as Chairman of the Board and acting Chief Executive Officer of the Company since October 1998. He has also served as a Director of the Company and its predecessor since March 1996. Since July 1994, Mr. Stein has served as a Director of Alchut and since September 1996, Mr. Stein has also served as the Vice-President of Operations of Alchut. From 1991 to 1996, Mr. Stein was the General Manager of Stein Special Art, Ltd., located in Ra'anana, Israel.

       Gurion Meltzer has served as the Vice Chairman of the Board since July 2001. He currently serves on the Boards of several other companies, including Orbit Advanced Technologies, Ltd., the Company's parent. He currently is a member of the visiting faculty of Tel Aviv University's Leon Recanati Graduate Business School. Mr. Meltzer was Chairman of the Board of Bezeq from 1995 to 1997, and the President and Chairman of the Board of Tadiran Electronic Systems, Ltd. From 1990 to 1995.

         Israel Adan was named President and Chief Executive Officer in October 2001. From March 2001 through October 2001, Mr. Adan served as the President of FireMedia Communications Inc. From 1999 to 2001, Mr. Adan was senior vice president of SigmaOne Communications Corp. where he was responsible for the worldwide development of wireless location technologies and services. Prior to that Mr. Adan served as President of Tadiran (USA), a leading telecommunications equipment and systems provider, operating in numerous capacities during his 15 years at the company.

         Dave Lubbe was named Chief Financial Officer in July 2000. From 1997 to 2000 Mr. Lubbe served as the Company's Controller.

         John Aubin was named Chief Technology Officer in March 2002. From March 2001 to July 2001, Mr. Aubin served as Engineering Manager for Aeroflex/Lintek. From 1996 to 2001, Mr. Aubin served as the Company's Vice President of Measurement Systems. From 1991 to 1996, Mr. Aubin was Vice President in charge of the Antenna Measurement Business Area for Flam & Russell.

         Moshe Pinkasy has served as the Managing Director of Engineering since January 1997. From February 1996 to December 1996, Mr. Pinkasy was the Manager of Alchut's Microwave Test and Measurement Business in Israel. From 1992 to 1996, Mr. Pinkasy served, in various capacities, as the Mechanical Engineering Department Manager for Alchut.

         Marcel Boumans has served as the Managing Director of the GmbH since March 1997. Since January 1, 2000, Mr. Boumans has been responsible for sales and customer support for Europe. From June 1995 to March 1997, Mr. Boumans was a Systems Design Engineer for Dornier Satelliten Systeme GmbH, the satellite systems subsidiary of Daimler-Benz Aerospace. From 1990 to 1995, Mr. Boumans was a Systems Design Engineer for Dornier GmbH, the communications and defense subsidiary of Daimler-Benz Aerospace.

         Gabriel Sanchez has served as President of AEMI since its establishment in March of 1980. Prior to that period, Mr. Sanchez worked for Plessy Microwave and Emerson and Cumming.

         Mark Bates was named the Company's Vice President of Software Development, U.S.A. in January 2000, and has served in several software development capacities since joining the company in 1995.

         Dr. Kevin Flood Joined the Company in August 2001 and was named Vice President Engineering and Project Management in March 2002. He was the Vice President of Research with The Tolly Group from 1999 to 2001 and worked for nine years for LSA, Inc. in Exton, PA where he was the Associate Director of Research/Senior Engineer.


                             EXECUTIVE COMPENSATION

      The following Summary Compensation Table summarizes the compensation of the Chief Executive Officer and the other Named Executive Officers of the Company for fiscal year 2001 (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE


                                               Annual Compensation                          Long Term
                                                                                           Compensation
                                                                                           ------------
                                                                                            Securities            All other
Name and Principal                                                                          Underlying             Compen-
Position                                Year         Salary             Bonus               Options(#)             sation
--------                                ----         ------             -----               ----------             ------
Ze'ev Stein                             2001        $180,000              --                      --              $10,456      (1)
Chairman of the  Board                  2000         180,000              --                      --               18,456      (2)
                                        1999         180,000              --                      --                  456      (3)

Israel Adan                             2001          30,771            $6,667                    --                  117      (4)
President, Chief Executive
Officer

David S. Bernstein                      2001         111,768             3,207                    --                  456      (3)
Former President, Chief                 2000         125,008              --                      --                  456      (3)
Operating Officer                       1999          77,457              --                      41,500              456      (3)

Mark Bates                              2001         101,169              --                       5,000            4,502      (5)
Vice President - Software               2000         100,874              --                      11,000            4,034      (6)
U.S.A                                   1999          93,807              --                       4,000            4,208      (7)

Dave Lubbe                              2001          99,775             2,726                     5,000            3,216      (8)
Chief Financial Officer                 2000          80,740              --                      15,000            2,617      (9)
                                        1999          69,646              --                       5,000            3,242     (10)

Gabriel Sanchez                         2001         120,000              --                       2,800              456      (3)
General Manager, Advanced               2000         120,000              --                        --                456      (3)
ElectroMagnetics, Inc.                  1999         120,000              --                        --                456      (3)


(1) Represents premiums of $456 paid by the Company for group term life insurance, and a contribution by the Company of $10,000 under the retirement plan of ORBIT/FR Engineering, Ltd retirement plan.
(2) Represents premiums of $456 paid by the Company for group term life insurance, and a contribution by the Company of $18,000 under the retirement plan of ORBIT/FR Engineering, Ltd retirement plan.
(3) Represents premiums of $456 paid by the Company for group term life insurance.
(4) Represents premiums of $117 paid by the Company for group term life insurance.

(5) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $4,046 under our 401(k) savings plan.
(6) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $4,034 under our 401(k) savings plan.
(7) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $3,752 under our 401(k) savings plan.
(8) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $2,760 under our 401(k) savings plan.
(9) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $2,612 under our 401(k) savings plan.
(10) Represents premiums of $456 paid by the Company for group term life insurance, and a matching contribution by the Company of $2,785 under our 401(k) savings plan.


STOCK OPTION GRANTS

Pursuant to the Incentive Plan, stock options for 27,800 shares of Common Stock were granted to the Named Executive Officers of the Company. The table below shows option grants in 2001 to the Named Executive Officers of the Company.

                                                                                                      Potential Realized Value
                                                                                                          At Assumed Annual
                                                                                                        Rates of Stock Price
                                                                                                          Appreciation For
                                                   Individual Grants                                       Option Term(1)
              -------------------------------------------------------------------------------              --------------

                                         % of total Options   Exercise Price
               Number of Securities     Granted to Employees   ($ per share)  Expiration Date             5% ($)     10%($)
               --------------------     --------------------   -------------  ---------------             ------     ------
Mark Bates              5,000                 4.1%                 $3.00         1/28/11                    --        5,231
Gabriel Sanchez         2,800                 2.3%                 $3.00         1/28/11                    --        2,929
Dave Lubbe              5,000                 4.1%                 $3.00         1/28/11                    --       15,694


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

     The table below shows 2001 year-end amounts and value of shares of Common Stock underlying outstanding options. The Named Executive Officers did not exercise any stock options in 2001.

                                      Number of Securities Underlying             Value of Unexercised In-the-Money
                                          Unexercised Options at                             Options at
                                             December 31, 2001                          December 31, 2001(1)
                                             -----------------                          --------------------
Name                              Exercisable             Unexercisable            Exercisable              Unexercisable
----                              -----------             -------------            -----------              -------------
Ze'ev Stein                       18,000                       12,000                  --                        --
Israel Adan                                                    60,000                  --                        --
David S. Bernstein                  --                             --                  --                        --
Mark Bates                        11,500                       17,500                  --                        --
Dave Lubbe                         3,500                       21,500                  --                        --
Gabriel Sanchez                   15,000                        7,800                  --                        --


(1) Based on the closing price of $0.70 on the Nasdaq National Market on December 31, 2001.


                              EMPLOYMENT AGREEMENTS

         Ze'ev Stein. Effective December 31, 1998, the Company entered into an employment agreement with Ze'ev Stein. The agreement calls for Mr. Stein to receive a base salary of $180,000. Mr. Stein was named the Chairman of the Board of the Company. Mr. Stein's employment agreement may be terminated by the Company for cause, which is defined as the material breach of the employment agreement by Mr. Stein or if Mr. Stein commits a material act of dishonesty or a material breach of trust or a fiduciary obligation with respect to the Company. Under the employment agreement, Mr. Stein is subject to certain non-disclosure, non-solicitation and non-competitive covenants.

         Israel Adan. Effective October 15, 2001, the Company entered into an employment agreement with Israel Adan. Mr. Adan was named President and Chief Executive Officer of the Company. The agreement calls for Mr. Adan to receive a base salary of $150,000. Mr. Adan's employment agreement may be terminated by the Company for cause, which is defined as the material breach of the employment agreement by Mr. Adan or if Mr. Adan commits a material act of dishonesty or a material breach of trust or a fiduciary obligation with respect to the Company. Under the employment agreement, Mr. Adan is subject to certain non-disclosure, non-solicitation and non-competitive covenants.

     Gurion Meltzer. Effective July 24, 2001, the Company and Mr. Meltzer entered into a consulting agreement whereby Mr. Meltzer was elected as a director and Chair of the director's executive committee. In consideration for his services Mr. Meltzer will be paid an annual fee of $50,000, payable in six bi-monthly installments, and was granted an option to purchase 30,000 shares of common stock at an exercise price of $3.00 per share. Mr. Meltzer's options will vest in five cumulative annual increments commencing on June 24, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS BETWEEN ALCHUT AND ENGINEERING

     Orbit/FR Engineering, Ltd. ("Engineering"), the Company's wholly-owned Israeli subsidiary, and Alchut have an agreement, whereby Engineering purchases from Alchut electrical and mechanical production services. Engineering pays Alchut for these services based upon a rate of cost plus 5%, totaling approximately $1,117,000 for the year ended December 31, 2001. In addition, Alchut provided other administrative services to Engineering, including but not limited to, bookkeeping, computer, legal, accounting, cost management, information systems, and production support, which amounted to $242,000 in 2001. These agreements are evaluated on an annual basis.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of change of ownership with the SEC. The reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to it, the Company believes that, during the year ended December 31, 2001, the executive officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock then subject to Section 16(a) complied with all Section 16(a) filing requirements.

                   PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

     Subject to stockholder ratification, the Board of Directors intends to appoint the firm of Hoberman, Miller, Goldstein & Lesser, PC, as its independent auditors for the year ending December 31, 2002.

     One or more representatives of Hoberman, Miller, Goldstein & Lesser, PC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     The Company intends to mail next year's proxy statement to its stockholders on or about April 30, 2003. Any stockholder proposal intended to be presented at the Company's 2003 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Company at its office in Horsham, Pennsylvania on or before December 31, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting.

     With respect to the Company's 2003 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement under Rule 14a-8, by March 16, 2003, the management proxies will be allowed to use their discretionary authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.


                                  OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting, other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed Proxy will vote the Proxy with respect thereto, in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

EXPENSES OF SOLICITATION

     The cost of preparing, assembling, mailing and soliciting the Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of Proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining Proxies from such owners.

     All properly executed Proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by Proxy in regard to the election of directors to serve until the next annual meeting of stockholders, stockholders may vote in favor of all nominees or withhold votes as to all nominees or withhold votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed Proxy. If no specific instructions are given with respect to the matters to be acted upon, and the Proxy is returned properly executed, then the shares represented by the Proxy will be voted FOR the election of all directors, and FOR the proposal to ratify the appointment of the independent accountants.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                 ORBIT/FR, INC.

                                 /s/ Irene Honeycutt
                                 -------------------
                                 Irene Honeycutt
                                 Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

Organization
This Audit Committee Charter governs the operations of the Audit Committee (the "Committee) of ORBIT/FR, Inc. (the "Company"). The Committee will review and assess the Charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee will be appointed by the Board and shall comprise at least three directors, each of whom are independent of management and the Company. Presently, Ze'ev Stein, Doron Ginat, and Uri Jenach serve in the Committee. Shimon Alon served as a member until his resignation from the board of directors effective April 1, 2002. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members are financially literate, and one member will have accounting or related financial management expertise.

Statement of Policy
The Committee will provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal responsibilities of the Committee. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

- The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further the

     Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

- The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                 ORBIT/FR, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned, revoking all previous proxies, hereby appoints Ze'ev Stein and Uri Jenach, or either of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the Annual Meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Company to be held at 10:00 A.M., eastern daylight time, June 6, 2002 at the Marriot Courtyard, 2350 Easton Road, Willow Grove, PA 19090, and at any adjournment or postponement thereof.

1.    ELECTION OF DIRECTORS:

      [ ]FOR all nominees listed below       [ ]WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:       For a term expiring at the next Annual Meeting of Stockholders:
                Ze'ev Stein, Uri Jenach, Doron Ginat, Gurion Meltzer and Dan Goffer.

(INSTRUCTION:   To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

-----------------------------------------------------------------------------------------------------------

2.    RATIFICATION OF APPOINTMENT OF Hoberman, Miller, Goldstein & Lesser, PC AS INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2002:

      [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN

            (Please date and sign your Proxy on the reverse side and return it promptly)

           This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of all nominees for director listed on the reverse side hereof and "FOR" ratification of appointment of Hoberman, Miller, Goldstein & Lesser, PC as the Company's independent auditors. This Proxy also delegates discretionary authority with respect to any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

           The undersigned hereby acknowledges receipt of the notice of Annual Meeting and Proxy Statement.


                 Date:____________________________________, 2002


                           Signature of Stockholder


                           Signature of Stockholder

                 NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.